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                                                                EXHIBIT 10.14.2



                    AMENDMENT TO LOAN AND SECURITY AGREEMENT


         THIS AMENDMENT TO LOAN AND SECURITY AGREEMENT (the "Amendment") is made as of this 13th day of May, 1997, by and between THE COMPANY DOCTOR, a Delaware corporation, ANDICARE, INC., a Louisiana corporation, and EMERGENCY OCCUPATIONAL PHYSICIAN'S SERVICES, INC., a Texas corporation (collectively, the "Borrower"), and HCFP FUNDING, INC., a Delaware corporation ("Lender").

                                    RECITALS

         A. In Article VI, Section 6.23 of the Loan and Security Agreement (the "Loan Agreement"), Borrower covenants that it will not at any time allow its consolidated net worth to fall below $12.5 million.

         B. In Article VII, Section 7.1(c) of the Loan Agreement, Borrower covenants that it will not allow any liability for Borrowed Money to exist except under the circumstances set forth in Section 7.1(c).

         C. The parties have agreed to amend the Loan Agreement, by means of this Amendment, to restate Section 6.23 and Section 7.1(c) on the terms and conditions set forth below.

         NOW, THEREFORE, in consideration of the promises and covenants contained in this Agreement, and for other consideration, the receipt and sufficiency of which are acknowledged, the parties agree as follows:

         1. AMENDMENT TO NET WORTH COVENANT. Article VI, Section 6.23 of the Loan Agreement shall be amended and restated as follows:

         "SECTION 6.23. NET WORTH. Borrower will not at any time allow its consolidated net worth, as computed in accordance with GAAP, to fall below $10.5 million."

         2. AMENDMENT TO BORROWER MONEY COVENANT. Article VII, Section 7.1(c) of the Loan Agreement shall be amended and restated as follows:

                 "(c)     accounts payable to trade creditors and current
operating expenses (other than for borrowed money) which are not aged more than
(i) one hundred fifty (150) days from the billing date, at all times through June 30, 1997, and (ii) one hundred and twenty (120) days from the billing date, at all times thereafter, in each case incurred in the ordinary course of business and paid within such time period, unless the same are being contested in good faith and by appropriate and lawful proceedings, and Borrower shall have set aside such reserves, if any, with respect thereto as are required by GAAP and deemed adequate by Borrower and its independent accounts;"

         3. CONDITIONS TO EFFECTIVENESS. The obligations of Lender to enter into and perform this Amendment and to make Revolving Credit Loans under the Loan Agreement are subject to the following conditions precedent:

                 (a) Lender shall have received two (2) originals of this Amendment.
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                 (b)      Borrower shall have complied and shall then be in
compliance in all material respects with all the terms, covenants and conditions of the Loan Documents, as amended hereby.

                 (c) There shall have occurred no Event of Default and no event which, with the giving of notice or the lapse of time, or both, could constitute such an Event of Default, after giving effect to the amendments effected hereby.

         4. REPRESENTATIONS AND WARRANTIES OF BORROWER. Borrower represents and warrants as follows:

                 (a) This Amendment constitutes the legal, valid and binding obligation of Borrower and is enforceable against Borrower in accordance with its terms, subject to bankruptcy, insolvency and other laws affecting creditors' rights and general principles of equity.

                 (b) Upon the effectiveness of this Amendment, Borrower hereby reaffirms all covenants, representations and warranties made in the Loan Agreement, as amended hereby, and agrees that all such covenants, representations and warranties shall be deemed to have been made again as of the effective date of this Amendment (except to the extent that such representations and warranties expressly relate solely to an earlier date).

         5.      REFERENCE TO THE EFFECT ON THE LOAN AGREEMENT.

                 (a) Upon the effectiveness of this Amendment, and on and after the date of this Amendment, each reference in the Loan Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of similar import shall mean and be a reference to the Loan Agreement as amended hereby.

                 (b) Except as specifically amended above, the Loan Agreement, and all other Loan Documents, shall remain in full force and effect, and are hereby ratified and confirmed.

                 (c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Lender, nor constitute a waiver of any provision of the Loan Agreement, or any other documents, instruments and agreements executed or delivered in connection with the Loan Agreement, except to the extent of the amendments effected hereby.

         6. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of Maryland.

         7. HEADINGS. Section headings in this Amendment are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

         8. COUNTERPARTS. This Amendment may be executed in counterpart, and both counterparts taken together shall be deemed to constitute one and the same instrument.





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         IN WITNESS WHEREOF, the parties have caused this Amendment to be executed as of the date first written above.

                                        LENDER:

                                        HCFP FUNDING, INC.
                                        a Delaware corporation


                                        By:    /s/ Michael Gardullo
                                            -----------------------------------
                                        Name:   Michael Gardullo
                                        Title:  Vice President and Senior
                                                Credit Officer


                                        BORROWER:

                                        THE COMPANY DOCTOR
                                        a Delaware corporation


                                        By:    /s/ Donald F. Angle, M.D.
                                            -----------------------------------
                                        Name:   Donald F. Angle, M.D.
                                        Title:  President


                                        ANDICARE, INC.
                                        a Louisiana corporation


                                        By:    /s/ Donald F. Angle, M.D.
                                            -----------------------------------
                                        Name:   Donald F. Angle, M.D.
                                        Title:  President


                                        EMERGENCY OCCUPATIONAL
                                        PHYSICIAN'S SERVICES, INC.
                                        a Texas corporation


                                        By:    /s/ Donald F. Angle, M.D.
                                            -----------------------------------
                                        Name:   Donald F. Angle, M.D.
                                        Title:  President





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